Exhibit 10.7

GUARANTY

This Guaranty (this “Guaranty”) is made and given as of the Execution Date by Counsel Corporation, an Ontario corporation (“Guarantor”), in favor of Acceris Management and Acquisition LLC, a Minnesota limited liability company (“Buyer”). Capitalized terms used but not defined in this Guaranty shall have the meanings ascribed to them in the Asset Purchase Agreement between Guarantor, Buyer and certain other parties (the “Purchase Agreement”).

RECITALS

A.
If the Purchase Agreement is terminated (other than in accordance with Section 10.1(c) of the Purchase Agreement) before the Closing, Section 5.11 of the Purchase Agreement provides that Buyer is entitled to recover certain advances and fees pursuant to written agreements between Buyer and the Seller Parties under the Purchase Agreement (collectively, the “Break Up Fee”).

B.
As security for the Break Up Fee that is owed or will be owed to Buyer, ACI and the Company have delivered to Buyer (a) a Note, whereby the principal amount will be equal to the Break Up Fee (the “Note”), (b) a Security Agreement which secures the Note with all of the assets of the Company, ACI, and any of the assets upon which Wells Fargo Foothill, Inc., a California corporation, has a first lien, and (c) this Guaranty.

C.	As a condition to entering the Purchase Agreement, Buyer has required that Guarantor deliver this Guaranty as security for ACI’s and the Company’s obligations under the Note.

D.
Guarantor expects to derive benefits, direct and indirect, from the Purchase Agreement, the Note, the Security Agreement and transactions contemplated thereby and Guarantor finds it advantageous, desirable and in its best interests to execute and deliver this Guaranty to Buyer.

GUARANTY

In consideration of the above recitals and for other good and valuable consideration, each Guarantor hereby covenants and agrees with Buyer as follows:

1.	Defined Terms. As used in this Guaranty, the following terms shall have the meaning indicated:

(a)
For purposes of this Guaranty, “Obligations” means collectively the Note, the Security Agreement and the repayment or performance of any of the foregoing if any such payment or performance is at any time avoided, rescinded, set aside, or recovered from or repaid by Buyer, in whole or in part, in any bankruptcy, insolvency, or similar proceeding instituted by or against Guarantor of any Obligation, or otherwise, including but not limited to all principal, interest, fees, expenses and other charges.

(b)
For purposes of this Guaranty, “Person” means any individual, corporation, partnership, limited partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

2.
Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Buyer the payment or performance of the Obligations when due (Buyer may demand payment or performance of any or all of the other Obligations, when such payment or performance is due or required and Guarantor shall immediately pay or perform the same, whether or not Buyer has (a) accelerated payment of the Obligations, or (b) commenced repossession of, or foreclosure of any security interest, mortgage or other lien in, any or all of the collateral securing the Obligations, or (c) otherwise exercised its rights and remedies hereunder or under the Obligations, the documents related thereto or applicable law) and Guarantor shall immediately pay the same to Buyer.

3.
Continuing Guaranty. This Guaranty is an absolute, unconditional and continuing guaranty of payment and performance of the Obligations and the Obligations of Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or any Guarantor, other than irrevocable payment and performance in full of the Obligations. No notice of the Obligations to which this Guaranty may apply, or of any renewal or extension thereof, need be given to Guarantor, and none of the foregoing acts shall release Guarantor from liability hereunder. Guarantor hereby expressly waives the following: (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of the Company pertaining to the Obligations except for the defense of discharge by payment. Guarantor shall not be exonerated with respect to Guarantor’ liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the Obligations constitute the direct and primary obligations of each Guarantor and that the covenants, agreements and all obligations of such Guarantor hereunder be absolute, unconditional and irrevocable. Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Obligations, whether or not the liability of the Company or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by Buyer is not intended and does not release any liability previously existing of any guarantor or surety of any indebtedness of the Company to Buyer.

4.
Other Transactions. Buyer is expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by the Company or by any other Person, or to forward or deliver any or all such collateral and security directly to the Company for collection and remittance or for credit, or to collect the same in any other manner without notice to Guarantor, and (b) to amend, modify, extend or supplement the Note or the Security Agreement and any other agreement with respect to the Obligations in accordance with their terms, waive compliance by the Company or any other Person with the respective terms thereof and settle or compromise any of the Obligations without notice to Guarantor and without in any manner affecting the absolute liabilities of each Guarantor hereunder. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor or other recourse with respect thereto shall affect, impair or be a defense to this Guaranty. The liabilities of each Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of Buyer to realize upon any of the Obligations of the Company to Buyer, or upon any collateral or security for any or all of the Obligations, nor by the taking by Buyer of (or the failure to take) any other guaranty or guaranties to secure the Obligations, nor by the taking by Buyer of (or the failure to take or the failure to perfect its security interest in or other lien on) collateral or security of any kind. No act or omission of Buyer, whether or not such action or failure to act varies or increases the risk of or affects the rights or remedies of Guarantor, shall affect or impair the obligations of Guarantor hereunder. Each Guarantor acknowledges that this Guaranty is in effect and binding without reference to whether this Guaranty is signed by any other Person or Persons, that possession of this Guaranty by Buyer shall be conclusive evidence of due delivery hereof by Guarantor and that this Guaranty shall continue in full force and effect, both as to the Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other Guarantor of the Obligations or any part thereof.

5.
Actions Not Required. Guarantor hereby severally waives any and all right to cause a marshalling of the assets of the Company or any other action by any court or other governmental body with respect thereto or to cause Buyer to proceed against any security for the Obligations or any other recourse which Buyer may have with respect thereto and further waives any and all requirements that Buyer institute any action or proceeding at law or in equity, or obtain any judgment, against the Company or any other Person, or with respect to any collateral security for the Obligations, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against Guarantor upon this Guaranty. Guarantor further acknowledges that time is of the essence with respect to Guarantor’s obligations under this Guaranty. Any remedy or right hereby granted which shall be found to be unenforceable as to any Person or under any circumstance, for any reason, shall in no way limit or prevent the enforcement of such remedy right as to any other Person or circumstance, nor shall such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

6.
No Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any setoff or application of funds of Guarantor by Buyer, Guarantor waives all rights of subrogation to any of the rights of Buyer against the Company or any other Person liable for payment of any of the Obligations or any collateral security or guaranty or right of offset held by Buyer for the payment of the Obligations, and Guarantor waives all rights to seek any recourse to or contribution or reimbursement from the Company or any other Person liable for payment of any of the Obligations in respect of payments made by Guarantor hereunder. Notwithstanding any of the foregoing, to the extent (a) any right of subrogation which Guarantor may have pursuant to this Guaranty or otherwise, or (b) any right of reimbursement or contribution or similar right against the Company, any property of the Company or any other guarantor of any of the Obligations would result in any Guarantor being “creditors” of or the holders of a “claim” against the Company within the meaning of Title 11 of the United States Bankruptcy Code as now in effect or hereafter amended, or any comparable provision of any successor statute, the Guarantor hereby irrevocably waives such right of subrogation, reimbursement or contribution.

7.
Application of Payments. Any and all payments upon the Obligations made by Guarantor or by any other Person, and/or the proceeds of any or all collateral or security for any of the Obligations, may be applied by Buyer on such items of the Obligations as Buyer may elect.

8.
Recovery of Payment. If any payment received by Buyer and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References in this Guaranty to amounts “irrevocably paid” or to “irrevocable payment” refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

9.
The Company’s Financial Condition. Guarantor is familiar with the financial condition of the Company, and the Guarantor has executed and delivered this Guaranty based on such Guarantor’s own judgment and not in reliance upon any statement or representation of Buyer. Buyer shall not have any obligation to provide Guarantor with any advice whatsoever or to inform Guarantor at any time of Buyer’s actions, evaluations or conclusions on the financial condition or any other matter concerning the Company.

10.
Remedies. All remedies afforded to Buyer by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by Buyer, shall be deemed to be in exclusion of any of the other remedies available to Buyer and no one of such remedies shall in any way limit or prejudice any other legal or equitable remedy which Buyer may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Buyer.

11.
Bankruptcy of the Company. Guarantor expressly agree that the liabilities and obligations of Guarantor under this Guaranty shall not in any way be impaired or otherwise affected by the institution by or against the Company or any other Person of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Obligations pursuant to any such bankruptcy or similar law or other law shall not diminish, discharge or otherwise affect in any way the obligations of Guarantor under this Guaranty, and that upon the institution of any of the above actions, such obligations shall be enforceable against Guarantor.

12.
Costs and Expenses. Guarantor will pay or reimburse Buyer on demand for all out-of-pocket expenses (including in each case all reasonable fees and expenses of Guarantor) incurred by Buyer arising out of or in connection with the enforcement of this Guaranty against Guarantor or arising out of or in connection with any failure of Guarantor to fully and timely perform the obligations of Guarantor hereunder.

13.,
Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Buyer. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

14.
Notices. Any notice or other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or express, certified or registered United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

15.
Representations and Warranties. Guarantor hereby represents and warrants to Buyer that it is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged. ACI hereby represents and warrants to Buyer that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged. The Company hereby represents and warrants to Buyer that it is a corporation organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged. Each Guarantor further represents and warrants severally to Buyer that:

(a)
It has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary action required by its form of organization to authorize such execution, delivery and performance.

(b)
This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)
The execution, delivery and performance of this Guaranty will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to it, (ii) violate or contravene any provision of its organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. It is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).

(d)
No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Guaranty.

(e)
There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to it, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder.

(f)
It expects to derive benefits from the transactions resulting in the creation of the Obligations. Buyer may rely conclusively on the continuing warranty, hereby made, that Guarantor continues to be benefited by the loan evidenced by the Note and Buyer shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Buyer without regard to the receipt, nature or value of any such benefits.

16.
Continuing Guaranty. Except as explicitly stated in this Section 16, this Guaranty shall (a) remain in full force and effect until irrevocable payment in full of the Obligations, (b) be binding upon the Guarantor and its respective successors, and (c) inure to the benefit of, and be enforceable by, Buyer and its respective successors, transferees, and assigns.

17.
Reaffirmation. The Guarantor agrees that when so requested by Buyer from time to time it will promptly execute and deliver to Buyer a written reaffirmation of this Guaranty in such form as Buyer may require.

18.
Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Whenever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

19.
General. All representations and warranties contained in this Guaranty or in any other agreement between Guarantor and Buyer shall survive the execution, delivery and performance of this Guaranty and the creation and payment of the Obligations. Captions in this Guaranty are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Guaranty.

20.
Intercreditor Agreement. Guarantor hereby agrees to absolutely subordinate any and all amounts due to it by ACI and the Company to the Note due to the Secured Party and shall sign an Intercreditor Agreement and Subordination Agreement to that effect within ten (10) days of the Execution Date.

Guarantor has executed this Guaranty as of the Execution Date, as that term is used and defined in the Purchase Agreement.

GUARANTOR:

COUNSEL CORPORATION

By:	/s/
Name:
Title:

[Signature Page to Guaranty]